EXHIBIT 99.3







                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)

                        CONSOLIDATED FINANCIAL STATEMENTS

                    September 30, 2001 and December 31, 2000

                                 C O N T E N T S


Independent Auditors' Report............................................. 3

Consolidated Balance Sheets.............................................. 4

Consolidated Statements of Operations.................................... 6

Consolidated Statements of Stockholders' Equity.......................... 7

Consolidated Statements of Cash Flows.................................... 8

Notes to the Consolidated Financial Statements.......................... 10

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
IChance, Inc. and Subsidiary
(Formerly Gateway Consulting, Inc.)
Las Vegas, Nevada

We have audited the accompanying consolidated balance sheet of IChance, Inc. and Subsidiary (formerly Gateway Consulting, Inc.) as of December 31, 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of IChance, Inc. and Subsidiary (formerly Gateway Consulting, Inc.) as of December 31, 2000 and the consolidated results of their operations and their cash flows for the years ended December 31, 2000 and 1999 in conformity with generally accepted accounting principles.



HJ & Associates, LLC
Salt Lake City, Utah
June 22, 2001

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                           Consolidated Balance Sheets


                                                    September 30,  December 31,
                                                         2001           2000
                                                    -------------  ------------
                                                     (Unaudited)

CURRENT ASSETS

  Cash and cash equivalents                         $    135,601  $    852,994
  Accounts receivable, net of allowance for
   doubtful accounts of $874,919 and $683,037,
   respectively                                        1,354,717     1,094,789
  Note receivable - related party (Note 2)                     -       450,000
  Interest receivable (Note 2)                                 -        31,907
  Prepaid expenses                                        99,573        29,167
                                                    ------------  ------------

    Total Current Assets                               1,589,891     2,458,857
                                                    ------------  ------------

PROPERTY AND EQUIPMENT, NET (Notes 1 and 3)               26,652        22,888
                                                    ------------  ------------

OTHER ASSETS

  Software development (Note 7)                          602,500             -
  Software license (Note 1)                               20,000        27,500
  Investment in non-marketable security (Note 4)          50,000        50,000
  Other assets                                            14,502             -
                                                    ------------  ------------

    Total Other Assets                                   687,002        77,500
                                                    ------------  ------------

    TOTAL ASSETS                                    $  2,303,545  $  2,559,245
                                                    ============  ============





The accompanying notes are an integral part of these consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                     Consolidated Balance Sheets (Continued)

                                                    September 30,  December 31,
                                                         2001           2000
                                                    -------------  ------------
                                                    (Unaudited)
CURRENT LIABILITIES

  Accounts payable                                  $     56,143  $     32,012
  Client payouts payable                               1,007,775     1,252,756
  Notes payable (Note 5)                                  90,000             -
  Related party payables (Note 6)                         18,893           200
  Accrued interest                                         1,931             -
  Stock subscription deposit (Note 8)                          -       289,229
  Deferred revenue                                             -       111,500
                                                    ------------  ------------

    Total Current Liabilities                          1,174,742     1,685,697
                                                    ------------  ------------

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY

  Common stock: 100,000,000 shares authorized of
   $0.001 par value, 14,360,000 and 4,971,828
   shares issued and outstanding, respectively            14,360         4,972
  Additional paid-in capital                             732,840       452,678
  Deferred stock offering costs (Note 8)                       -      (173,623)
  Retained earnings                                      381,603       589,521
                                                    ------------  ------------

    Total Stockholders' Equity                         1,128,803       873,548
                                                    ------------  ------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  2,303,545  $  2,559,245
                                                    ============  ============





   The accompanying notes are an integral part of these consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                      Consolidated Statements of Operations

                                                For the
                                           Nine Months Ended      For the Years Ended
                                            September 30,             December 31,
                                     -------------------------  ------------------------
                                         2001        2000          2000         1999
                                     ------------  -----------  -----------  -----------
                                     (Unaudited)  (Unaudited)
REVENUES

  Client receipts, net of payouts    $    662,028  $ 1,222,631  $ 1,964,119  $ 1,030,895
  Website development                   1,009,766    1,103,396    1,240,400    2,579,378
  Other                                   596,065      540,194      764,188            -
                                     ------------  -----------  -----------  -----------

    Total Revenues                      2,267,859    2,866,221    3,968,707    3,610,273
                                     ------------  -----------  -----------  -----------
EXPENSES

  Bad debt                                913,650      323,295      683,037      422,168
  Consulting                                    -      246,159      468,818    1,513,991
  Depreciation and amortization            94,203       94,414      135,608       63,750
  Salaries and wages                      484,261      479,981      629,139      124,739
  General and administrative            1,000,911    1,546,821    1,903,608    1,102,105
                                     ------------  -----------  -----------  -----------

    Total Expenses                      2,493,025    2,690,670    3,820,210    3,226,753
                                     ------------  -----------  -----------  -----------
INCOME (LOSS) FROM
 OPERATIONS                              (225,166)     175,551      148,497      383,520
                                     ------------  -----------  -----------  -----------
OTHER INCOME (EXPENSE)

  Interest income                          19,263       22,907       43,771            -
  Interest expense                         (2,015)           -            -            -
                                     ------------  -----------  -----------  -----------

    Total Other Income (Expense)           17,248       22,907       43,771            -
                                     ------------  -----------  -----------  -----------

NET INCOME (LOSS)                    $   (207,918) $   198,458  $   192,268  $   383,520
                                     ============  =========== ============  ===========
BASIC INCOME (LOSS) PER
 SHARE                               $      (0.04) $      0.04  $      0.04  $      0.08
                                     ============  ===========  ===========  ===========
WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                  5,539,180    4,930,113    4,933,852    4,920,088
                                     ============  ===========  ===========  ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Consolidated Statements of Stockholders' Equity

                                            Common Stock          Additional
                                      -------------------------     Paid-in      Retained
                                        Shares       Amount         Capital      Earnings
                                         -----------  -----------  -----------    -----------
Balance, July 8, 1998                              -  $         -  $         -    $         -

July 8, 1998, common stock issued
 to founders for cash                      4,920,088        4,920       95,080              -

Net income from inception on
 July 8, 1998 through
 December 31, 1998                                 -            -            -         13,733
                                         -----------  -----------  -----------    -----------
Balance, December 31, 1998                 4,920,088        4,920       95,080         13,733

Net income for the year ended
 December 31, 1999                                 -            -            -        383,520
                                         -----------  -----------  -----------    -----------
Balance, December 31, 1999                 4,920,088        4,920       95,080        397,253

Recapitalization                               4,920            5      (30,005)             -

Common stock issued for cash                  46,820           47      968,863              -

Commissions paid on stock offerings                -            -     (581,260)             -

Net income for the year ended
 December 31, 2000                                 -            -            -        192,268
                                         -----------  -----------  -----------    -----------
Balance, December 31, 2000                 4,971,828        4,972      452,678        589,521

Common stock issued for
 cash (unaudited)                             28,172           28      630,391              -

Commissions paid on stock
 offerings (unaudited)                             -            -     (378,251)             -

Additional capital contributed (unaudited)         -            -       38,385              -

Recapitalization (unaudited)               9,360,000        9,360      (10,363)             -

Net loss for the nine months
 ended September 30, 2001 (unaudited)              -            -            -       (207,918)
                                         -----------  -----------  -----------    -----------
Balance, September 30, 2001
 (unaudited)                              14,360,000  $    14,360  $   732,840    $   381,603
                                         ===========  ===========  ===========    ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                      Consolidated Statements of Cash Flows

                                                 For the Nine Months Ended      For the Years Ended
                                                        September 30,                December 31,
                                                 -------------------------   --------------------------
                                                     2001         2000          2000           1999
                                                 -----------   -----------   -----------    -----------
                                                 (Unaudited)   (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                              $  (207,918)  $   198,458   $   192,268    $   383,520
  Adjustments  to reconcile  net income (loss)
   to net cash provided by operating activities:
    Depreciation and amortization                     94,203        94,414       135,608         63,750
    Bad debt expense                                 913,650       323,295       683,037        422,168
  Changes in assets and liabilities:
    (Increase) in accounts receivable             (1,174,581)     (300,842)   (1,209,488)      (960,350)
    (Increase) decrease in interest receivable        31,907       (22,907)      (31,907)             -
    (Increase) in other assets                       (14,502)            -             -              -
    Increase (decrease) in accounts payable         (220,850)      324,932       899,305        355,463
    Increase in accrued interest                       1,931             -             -              -
    Increase (decrease) in deferred revenue         (111,500)      102,875        14,375         97,125
                                                 -----------   -----------   -----------    -----------
      Net Cash Provided (Used) by Operating
       Activities                                   (687,660)      720,225       683,198        361,676
                                                 -----------   -----------   -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of gaming software license               (150,000)      (50,000)      (50,000)      (120,000)
  Purchase of fixed assets                           (10,873)      (27,663)      (27,663)             -
  Software development                              (602,500)            -             -              -
  Investment in non-marketable security                    -             -       (50,000)             -
                                                 -----------   -----------   -----------    -----------
      Net Cash (Used) by Investing Activities       (763,373)      (77,663)     (127,663)      (120,000)
                                                 -----------   -----------   -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES

  (Increase) decrease in notes receivable
    - related party                                  450,000      (450,000)     (450,000)             -
  Proceeds from notes payable                         90,000             -             -              -
  Proceeds from related party payable                 18,693             -           200        125,000
  Payments on related party payable                        -      (125,000)     (125,000)             -
  Common stock issued for cash                       630,419             -       968,910              -
  Commissions paid on stock offerings               (378,251)            -      (581,260)             -
  Additional capital contributed                      38,385             -             -              -
  Deferred stock offering costs                      173,623             -      (173,623)             -
  Stock subscription deposit                        (289,229)            -       289,229              -
                                                 -----------   -----------   -----------    -----------
      Net Cash Provided (Used) by Financing
       Activities                                $   733,640 $    (575,000)  $   (71,544)   $   125,000
                                                 -----------   -----------   -----------    -----------

The accompanying notes are an integral part of these consolidated financial statements.


                                 ICHANCE, INC. AND SUBSIDIARY
                             (Formerly Gateway Consulting, Inc.)
                      Consolidated Statements of Cash Flows (Continued)



                                                           For the
                                                     Nine Months Ended          For the Years Ended
                                                        September 30,                December 31,
                                                 -------------------------   --------------------------
                                                     2001         2000          2000           1999
                                                 -----------   -----------   -----------    -----------
                                                 (Unaudited)   (Unaudited)

NET INCREASE (DECREASE) IN CASH                  $  (717,393)  $    67,562   $   483,991    $   366,676

CASH AT BEGINNING OF PERIOD                          852,994       369,003       369,003          2,327
                                                 -----------   -----------   -----------    -----------

CASH AT END OF PERIOD                            $   135,601   $   436,565   $   852,994    $   369,003
                                                 ===========   ===========   ===========    ===========


CASH PAID FOR:

  Interest                                       $         -   $         -   $         -    $         -

  Income taxes                                   $         -   $         -   $         -    $         -



   The accompanying notes are an integral part of these consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a.   Organization

          The consolidated financial statements presented are those of IChance, Inc. (IChance) and its wholly-owned subsidiary, Global Interactive, Ltd. (Global). Collectively, they are referred to herein as "the Company".

          IChance was incorporated on February 15, 1995 under the laws of the State of Nevada as Gateway Consulting, Inc. IChance was organized to perform any lawful activity permitted by the State of Nevada, but never commenced any operations under the acquisition of Global. Gateway Consulting, Inc. later changed its name to IChance, Inc. on June 5, 2000 and then to Software Ventures, Inc. on September 17, 2001.

          On January 7, 2000, IChance and Global completed an Agreement and Plan of Reorganization whereby IChance issued 4,920,088 shares of its common stock in exchange for all of the outstanding stock of Global. Immediately prior to the Agreement and Plan of Reorganization, IChance had 4,920 shares of common stock issued and outstanding. For accounting purposes, the acquisition has been treated as a recapitalization of Global with Global as the acquirer (reverse acquisition). Global was treated as the acquirer for accounting purposes because the shareholders of Global controlled IChance after the acquisition. The historical financial statements prior to January 7, 2000 are those of Global.

          Subsidiary:

          Global was incorporated on July 8, 1998 to engage in any lawful act or activity under the Nevis Business Corporation Ordinance 1984 as Global Interactive, Ltd. During 2001, Global changed its name to Software Licensing Networks, Ltd. Global operates by providing independent parties with web design services and access to online gaming software licensed by the Company. Global's revenues are earned from web design fees, and ongoing royalty agreements with these independent parties.

          b. Accounting Method

          The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

          c. Cash and Cash Equivalents

          The Company considers all highly liquid investment with a maturity of three months or less when purchased to be cash equivalent.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          d. Basic Income (Loss) Per Share

          Basic income (loss) per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

                                       For the               For the
                                  Nine Months Ended         Year Ended
                                    September 30,           December 31,
                               ----------------------  ----------------------
                                  2001         2000        2000       1999
                               ----------  ----------  ----------  ----------
                               (Unaudited) (Unaudited)

       Basic income (loss) per share:

       Numerator -
        net income (loss)      $ (207,918) $  198,458  $  192,268  $  383,520
       Denominator -
        weighted average
        number of shares
        outstanding             5,539,180   4,930,113   4,933,852   4,920,088
                               ----------  ----------  ----------  ----------

       Income (loss) per share $    (0.04) $     0.04  $     0.04  $     0.08
                               ==========  ==========  ==========  ==========

          e. Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          f. Provision for Taxes

          The Company's operations are within the jurisdiction of Nevis, part of the British Virgin Islands, where there is no income tax.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          g. Property and Equipment

          Property and equipment are stated at cost. The Company provides for depreciation using the straight-line method over the following useful lives:

                      Computer equipment                       3 to 5 years
                      Office equipment and machinery           3 to 5 years

          h. Change in Accounting Principle

          The Company has adopted the provisions of FASB Statement No. 138 "Accounting for Certain Derivative Instruments and Hedging Activities, (an amendment of FASB Statement No. 133.)" Because the Company had adopted the provisions of FASB Statement No. 133, prior to June 15, 2000, this statement is effective for all fiscal quarters beginning after June 15, 2000. The adoption of this principle had no material effect on the Company's consolidated financial statements.

          The Company has adopted the provisions of FASB Statement No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (a replacement of FASB Statement No. 125.)" This statement provides accounting and reporting standard for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, the transfer of financial assets, the Company recognized the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this principle had no material effect on the Company's consolidated financial statements.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          h. Change in Accounting Principle (Continued)

          The Company has adopted the provisions of FIN 44 "Accounting for Certain Transactions Involving Stock Compensation (an interpretation of APB Opinion No. 25.)" This interpretation is effective July 1, 2000. FIN 44 clarifies the application of Opinion No. 25 for only certain issues. It does not address any issues related to the application of the fair value method in Statement No. 123. Among other issues, FIN 44 clarifies the definition of employee for purposes of applying Opinion 25, the criteria for determining whether a plan qualifies as a noncompensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and accounting for an exchange of stock compensation awards in a business combination. The adoption of this principle had no material effect on the Company's consolidated financial statements.

          i. Pronouncements Issued Not Yet Adopted

          In July, 2001, the Financial Accounting Standards Board issued two statements Statement 141, Business Combinations, and Statement 142, Goodwill and Other Intangible Assets, which will potentially impact the Company's accounting for its reported goodwill and other intangible assets.

          Statement 141:

          o    Eliminates   the  pooling  method  for  accounting  for  business
               combinations.

          o Requires that intangible assets that meet certain criteria be reported separately from goodwill.

          o Requires negative goodwill arising from a business combination to be recorded as an extraordinary gain.

          Statement 142:

          o Eliminates the amortization of goodwill and other intangibles that are determined to have an indefinite life.

          o Requires, at a minimum, annual impairment tests for goodwill and other intangible assets that are determined to have an indefinite life.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

          i. Pronouncements Issued Not Yet Adopted (Continued)

          Upon adoption of these Statements, the Company is required to:

          o Re-evaluate goodwill and other intangible assets that arose from business combinations entered into before July 1, 2001. If the recorded other intangibles assets do not meet the criteria for recognition, they should be reclassified to goodwill. Similarly, if there are other intangible assets that meet the criteria for recognition but were not separately recorded from goodwill, they should be reclassified from goodwill.

          o Reassess the useful lives of intangible assets and adjust the remaining amortization periods accordingly.

          o    Write-off any remaining negative goodwill.

          The Company has not yet completed its full assessment of the effects of these new pronouncements on its financial statements and so is uncertain as to the impact. The standards generally are required to be implemented by the Company in its 2002 financial statements.

          j. Revenue Recognition

          Initial license fees of gaming software are recognized as revenue upon the completion of the license sale transactions. Before the revenues are recognized, deposits from licensees are recorded as deferred revenue. Client receipts on the Internet gaming are recorded as revenue on the accrual basis when earned. Website development revenues are recorded once the website is operational. Deposits on website development are recorded as unearned revenue until the website is operational.

          Gaming and monthly licensing royalty revenues and other fees are recognized over the period services are provided.

          Gaming revenues are presented net of customer winnings.

          k. Advertising

          The Company follows the policy of charging the costs of advertising to expense as incurred.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          l. Software Development Costs

          Software development costs incurred to establish technological feasibility are capitalized. Capitalized costs will be amortized using the straight-line method over three years. Capitalization ceases and amortization commences on the date that the software is available for general release. The software development costs in the balance sheet are reported at the lower of unamortized cost or net realizable value.

          m. Long-Lived Assets

          The Company reviews long-lived assets and identifiable intangibles whenever events or circumstances indicate that the carrying amounts of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amounts of the assets against the estimated undiscounted cash flows associated with these assets. At the time such evaluation indicates that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the assets' carrying value, the assets are adjusted to their fair values (based upon discounted cash flows).

           n.  Principles of Consolidation

          The consolidated financial statements include those of IChance, Inc. and its wholly-owned subsidiary, Global Interactive, Ltd.

          o. Concentrations of Risk - Foreign Operations

          The Company operates in Nevis which has a developing economy. Hyperinflation, volatile exchange rates and rapid political and legal change, often accompanied by military insurrection, have been common in this and certain other emerging markets in which the Company may conduct operations. The Company may be materially adversely affected by possible political or economic instability in Nevis. The risks include, but are not limited to terrorism, military repression, expropriation, changing fiscal regimes, extreme fluctuations in currency exchange rates, high rates of inflation and the absence of industrial and economic infrastructure. Changes in development or investment policies or shifts in the prevailing political climate in Nevis in which the Company operates could adversely affect the Company's business. Operations may be affected in varying degrees by government regulations with respect to development restrictions, price controls, export controls, income and other taxes, expropriation of property, maintenance of claims, environmental legislation, labor, welfare, benefit policies, land use, land claims of local residents, water use and mine safety. The effect of these factors cannot be accurately predicted.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          p. Foreign Currency Translation

          All transactions in currencies other than the United States dollar during the year are translated at the exchange rates on the transaction dates. Monetary assets and liabilities denominated in a foreign currency are translated at the prevailing year-end rates of exchange. Exchange gains or losses are included in the consolidated statements of income (loss) and retained earnings.

          q. Software License

          The Company has capitalized the cost of their Internet software license. Software license costs are as follows:

                                                September 30,  December 31,
                                                     2001           2000
                                               --------------  --------------
                                                (Unaudited)

           License cost                        $       50,000  $       50,000
           Accumulated amortization                   (30,000)        (22,500)
                                               --------------  --------------

           Net cost                            $       20,000  $       27,500
                                               ==============  ==============

          The software license is being amortized on the straight-line method over its estimated useful life of 5 years. Amortization expense for the nine months ended September 30, 2001 was $7,500 and for the years ended December 31, 2000 and 1999 was $10,000 and $10,000, respectively.

          r. Unaudited Financial Statements

          The accompanying unaudited consolidated financial statements presented at September 30, 2001 are those of IChance International, Inc. (International) and its wholly-owned subsidiaries, Global Interactive, Ltd. (Global) and IChance Technologies, Inc. (Tech). Collectively, they are referred to herein as "the Company". The unaudited consolidated financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000


NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (Continued)

          r. Unaudited Financial Statements (Continued)

          International was incorporated on May 1, 1998 under the laws of the State of Nevada as Card-Smart Corp. International was organized to perform any lawful activity permitted by the State of Nevada. On September 17, 2001, Card-Smart Corp. changed its name to IChance International, Inc.

          On September 14, 2001, International and IChance completed an Agreement and Plan of Reorganization whereby International issued 9,360,000 shares of its common stock in exchange for all the assets and liabilities of IChance. Immediately prior to the Agreement and Plan of Reorganization, International had 5,000,000 shares of common stock issued and outstanding. For accounting purposes, the acquisition has been treated as a recapitalization of IChance with IChance as the acquirer (reverse acquisition). IChance was treated as the acquirer for accounting purposes because the shareholders of IChance controlled International after the acquisition. The historical financial statements prior to September 14, 2001 are those of IChance.

          Tech was incorporated on January 31, 2001 under the Business Corporations Act of Yukon in British Columbia, Canada. Tech develops, maintains, and provides support for Internet gaming software and websites.

NOTE 2 -  NOTE RECEIVABLE - RELATED PARTY

          Note receivable - related party is detailed in the following summary:

                                                      September 30, December 31,
                                                          2001         2000
                                                       ------------  ---------
                                                       (Unaudited)
           Note receivable from a related company
           with a common officer; with an interest
           rate of 9% per annum; unsecured, interest
           and principal due December 31, 2001.
           Interest receivable at September 30, 2001
           and December 31, 2000 was $-0- and $31,907,
           respectively.                                $         -  $ 450,000
                                                        -----------  ---------

               Total related party notes receivable     $         -  $ 450,000
                                                        ===========  =========

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 3 -  PROPERTY AND EQUIPMENT

          Property and equipment consisted of the following:

                                                September 30,   December 31,
                                                     2001           2000
                                                --------------  --------------
                                                 (Unaudited)

           Computer equipment                   $       32,639  $       24,886
           Office equipment and machinery                5,897           2,777
                                                --------------  --------------
                                                        38,536          27,663
           Accumulated depreciation                    (11,884)         (4,775)
                                                --------------  --------------

                                                $       26,652  $       22,888
                                                ==============  ==============

          Total depreciation expense for the nine months ended September 30, 2001 was $7,109 and for the year ended December 31, 2000 was $4,775.

NOTE 4 -  INVESTMENT IN NON-MARKETABLE EQUITY SECURITY

          The Company has an investment in the common stock of an unlisted company representing less than 5% of that company's outstanding common stock as of September 30, 2001 and December 31, 2000. In addition, this investment is subject to restrictions relating to any sale, transfer or other disposition through November 2001.

NOTE 5 -  NOTES PAYABLE

          Notes payable is detailed in the following summary:

                                                   September 30, December 31,
                                                       2001         2000
                                                  -------------  -----------
                                                   (Unaudited)
     Note payable to a company; with an interest
      rate of 8% per annum; unsecured and due
      June 27, 2003. Accrued interest at
      September 30, 2001 and December 31,
      2000 was $1,800 and $-0-, respectively.     $      90,000  $         -
                                                  -------------  -----------

         Total Notes Payable                      $      90,000  $         -
                                                  =============  ===========

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 6 -  RELATED PARTY PAYABLE

          Loans from officers and shareholders are non-interest bearing and have no fixed terms of repayment. The total amount owed to officers and shareholders at September 30, 2001 and December 31, 2000 was $1,400 and $200, respectively.

          On July 1, 2001, the Company entered into a Line of Credit and Security Agreement with Double Mastery, Ltd., a Nevis corporation, that is also a shareholder of the Company for an amount not to exceed $250,000. The line of credit note bears 9% interest per annum and is unsecured. Interest is due and payable on a quarterly basis and the principal is payable on demand. At September 30, 2001, the Company had borrowed $17,493 and had accrued interest of $131.

NOTE 7 -  COMMITMENTS AND CONTINGENCIES

          On January 1, 2001, the Company entered into a 24-month lease for office space in St. Maarten. Two months rental was given as a security deposit. The monthly lease payment is $5,000.

          On January 10, 2001, the Company entered into a one-year Master Software Development Agreement for the purpose of designing and developing an Internet gambling software program, sports book system, compatible e-commerce system, affiliate program and related products. The total agreed-upon cost of the software is $2,000,000. The Company has paid a total of $602,500 on the contract through September 30, 2001.

          On February 3, 2001, the Company entered into a twelve-month consulting agreement for the development and implementation of the advertising and marketing campaigns for the Company's internet gaming software. The consulting fee is $18,000 per month.

                          ICHANCE, INC. AND SUBSIDIARY
                       (Formerly Gateway Consulting, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2001 and December 31, 2000

NOTE 7 -  COMMITMENTS AND CONTINGENCIES (Continued)

          During 2001, the Company was named in litigation with Starnet Communications Canada, Inc., Starnet Systems International, Inc., and Inphinity Interactive, Inc. (collectively, "Starnet"). Starnet filed a complaint against the Company alleging that the Company wrongfully procured and induced various of Starnet's previous employees to breach their contracts with Starnet and that the Company infringed on Starnet's copyright in certain gaming software. Due to the early stage of litigation, it is not possible to evaluate the likelihood of an unfavorable outcome or estimate the extent of potential loss.

          In March 2001, the Company entered into a 24-month sublease agreement for office space in Vancouver, British Columbia. The monthly lease payments are approximately $1,500 and begin in October 2001. A deposit of approximately $3,200 has been paid and will be applied towards payment for the first and last months of the sublease.

NOTE 8 -  STOCK SUBSCRIPTION DEPOSIT

          As of December 31, 2000, the Company had received a total of $289,229 for the purchase of 14,160 shares of common stock. The 14,160 shares were issued subsequent to December 31, 2000. At September 30, 2001 and December 31, 2000, the stock subscription deposit was $-0- and $289,229, respectively, and related stock offering costs of $-0- and $173,623, respectively.

NOTE 9 -  STOCK OFFERING COSTS

          During the year ended December 31, 2000, the Company issued 46,820 shares of common stock for total proceeds of $968,910. The Company entered into an agreement to pay stock offering costs of sixty percent (60%) of the funds raised. Accordingly, stock offering costs of $581,260 were recorded for the year ended December 31, 2000. During the nine months ended September 30, 2001, the Company issued 28,172 shares of common stock for total proceeds of $630,419. Stock offering costs of $378,251 were recorded for the nine months ended September 30, 2001.








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